UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 7. Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

99.1	Press release dated June 30, 2004 announcing the senior officers detailed the Company’s business plan, corporate objectives, prevailing successes and future financial expectations for investment professionals in attendance at a luncheon hosted by the Company yesterday at the American Stock Exchange.

ITEM 9. Regulation FD Disclosure

On June 29, 2004, the Company’s senior officers hosted a luncheon for investment professionals at the American Stock Exchange detailing the Company’s business plan, corporate objectives, prevailing successes and future financial expectations. A copy of the full PowerPoint presentation used at the luncheon may be found by visiting www.paincareholdingsinc.com and will remain accessible for viewing for a period of 90 days.

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12, Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: June 30, 2004	BY:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date: June 30, 2004	BY:	/s/ MARK SZPORKA
Chief Financial Officer, Secretary and Director